UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2007

ACA CAPITAL HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-33111 (Commission File Number)	75-3170112 (I.R.S. Employer Identification Number)

140 Broadway
New York, New York
10005

(Address of principal executive offices)

(212) 375-2000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

The information provided in Item 2.03 of this Report is hereby incorporated into this Item 1.01 by reference.

Item 2.03.                                      Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

On October 15, 2007, ACA Capital Holdings, Inc. (the “Company”) entered into an amendment (the “First Amendment”) to our Credit Agreement (the “Credit Agreement”), dated as of April 26, 2007, among the Company, as Borrower, J.P. Morgan Securities Inc., as Arranger, JPMorgan Chase Bank, N.A., as Administrative Agent and the several lender parties thereto.  Pursuant to the First Amendment, the lender parties waived any default or event of default that may have been in effect under the Credit Agreement at any time during the period from July 1, 2007 to October 15, 2007.  The First Amendment also amended the Credit Agreement to provide that, among other things, (i) borrowings under the Credit Agreement would be available only following such date as the Company’s Net Worth (as defined in the Credit Agreement) is at least $500 million and (ii) the amount available to the Company under the Credit Agreement is limited to $75 million at any time our Net Worth is less than $600 million.  Additionally, the First Amendment modifies certain of the restrictive covenants in the Credit Agreement.

The Credit Agreement has been previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K dated May 1, 2007 and is incorporated herein by reference.  The foregoing summary of the First Amendment is not complete and is qualified in its entirety by reference to the actual First Amendment, which is attached as Exhibit 10.2 to this Report and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

10.1                         Credit Agreement, dated as of April 26, 2007, among ACA Capital Holdings, Inc., as Borrower, J.P. Morgan Securities Inc., as Arranger, JPMorgan Chase Bank, N.A., as Administrative Agent and the several lenders parties thereto.*

10.2                           First Amendment, dated as of October 15, 2007, to the Credit Agreement, dated as of April 26, 2007, among ACA Capital Holdings, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent and the several lenders parties thereto.

*Previously filed and incorporated herein by reference.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACA CAPITAL HOLDINGS, INC.

Dated: October 19, 2007	By:	/s/ Nora J. Dahlman
	Name:	Nora J. Dahlman
	Title:	Senior Managing Director, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Title
10.1

Credit Agreement, dated as of April 26, 2007, among ACA Capital Holdings, Inc., as Borrower, J.P. Morgan Securities Inc., as Arranger, JPMorgan Chase Bank, N.A., as Administrative Agent and the several lenders parties thereto.*

10.2

First Amendment, dated as of October 15, 2007, to the Credit Agreement, dated as of April 26, 2007, among ACA Capital Holdings, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent and the several lenders parties thereto.

*Previously filed and incorporated herein by reference.